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                                                                    Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 27, 2004 (except Note 1, as to which the date is April 27, 2004), in the Registration Statement (Form S-1 No. 333-112539) and related Prospectus of Barrier Therapeutics, Inc. for the registration of 5,000,000 shares of its common stock.


                                         /s/ Ernst & Young

MetroPark, New Jersey
April 27, 2004